UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2014

EMCORE CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-36632	22-2746503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2015 Chestnut Street, Alhambra, California	91803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 293-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On December 10, 2014, EMCORE Corporation, a New Jersey corporation (the “Company”), completed the sale of its photovoltaics business to SolAero Technologies Corp. (f/k/a Photon Acquisition Corporation), a Delaware corporation and an affiliate of private equity firm Veritas Capital (“SolAero”), pursuant to that certain Asset Purchase Agreement, dated as of September 17, 2014 (the “Original APA”), as amended by that certain Amendment No. 1, dated as of November 26, 2014 (the “APA Amendment” and, the Original APA as amended by the APA Amendment, the “APA”), by and between the Company and SolAero. Pursuant to the terms and subject to the conditions of the APA, on December 10, 2014, (i) SolAero acquired substantially all of the assets, and assumed substantially all of the liabilities, primarily related to or used in the Company’s photovoltaics business (the sale pursuant to APA, the “Space Transaction”) and (ii) the Company received $150 million in cash, subject to a working capital adjustment pursuant to the APA.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the Original APA and APA Amendment filed herewith as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

The Company’s pro forma financial information giving effect to the Space Transaction will be filed within four business days of the closing of the Space Transaction.

Item 5.03.                                        Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2014, the Board of Directors approved an amendment to the Company’s By-Laws, effective as of December 10, 2014 (the “By-Laws Amendment”), to change the Company’s principal place of business in connection with the Space Transaction.

The foregoing description of the By-Laws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws Amendment filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On December 10, 2014, the Company issued a press release announcing that the Space Transaction had closed. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s pro forma financial information giving effect to the Space Transaction will be filed within four business days of the closing of the Space Transaction.

(d)     Exhibits

Exhibit Number	Description

2.1

Asset Purchase Agreement, dated as of September 17, 2014, by and between EMCORE Corporation and SolAero Technologies Corp. (f/k/a Photon Acquisition Corporation) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on September 18, 2014)

2.2

Amendment No. 1, dated as of November 26, 2014, to that certain Asset Purchase Agreement, dated as of September 17, 2014, by and between EMCORE Corporation and SolAero Technologies Corp. (f/k/a Photon Acquisition Corporation) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on November 26, 2014)

3.1	Amended and Restated By-Laws of EMCORE Corporation

99.1	Press Release, dated December 10, 2014, issued by EMCORE Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

Dated: December 10, 2014	By:	/s/ Mark B. Weinswig
	Name:	Mark B. Weinswig
	Title:	Chief Financial Officer